UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2018

NORTHERN OIL AND GAS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway – Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously announced, on October 1, 2018 Northern Oil and Gas, Inc. (the “Company”) completed the acquisition of certain oil and gas properties and interests from an affiliate of W Energy Partners LLC (“W Energy”), effective as of July 1, 2018 (the “W Energy Acquisition”).

On October 23, 2018, the Company filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3, file no. 333-227945 (the “Registration Statement”), to register certain shares of the Company’s common stock, par value $.001 per share, including shares issued and potentially issuable to W Energy as consideration for the W Energy Acquisition.

This Form 8-K is being filed by the Company solely to provide additional disclosures required by Rule 3-05 and Article 11 of Regulation S-X for incorporation by reference into the now pending Registration Statement.

Item 7.01.	Regulation FD Disclosure.

In connection with the pending Registration Statement and in accordance with the requirements of Article 11 of Regulation S-X, the unaudited pro forma financial statements of the Company for the year ended December 31, 2017, and as of and for the nine months ended September 30, 2018, are furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the pending Registration Statement and in accordance with the requirements of Rule 3-05 of Regulation S-X, the unaudited consolidated financial statements of W Energy as of September 30, 2018, and for the three- and nine-month periods ended September 30, 2018 and 2017, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Method of Filing

99.1	Unaudited Pro Forma Financial Statements of Northern Oil and Gas, Inc. as of and for the nine months ended September 30, 2018.	Furnished Electronically

99.2	Unaudited Consolidated Financial Statements of W Energy as of September 30, 2018 and for the three-and nine-month periods ended September 30, 2018 and 2017.	Filed Electronically

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2018	NORTHERN OIL AND GAS, INC.

	By:	/s/ Erik J. Romslo
Erik J. Romslo
Executive Vice President, General Counsel and Secretary